UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04919
______________________________________________

UBS Series Trust
______________________________________________________________________________
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 51 West 52nd Street New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Item 1. Reports to Stockholders.

UBS Series Trust
U.S. Allocation Portfolio
 Annual Report
December 31, 2008

UBS Series Trust—U.S. Allocation Portfolio

February 17, 2009

Dear contract owner,
We present you with the annual report for UBS Series Trust—U.S. Allocation Portfolio for the 12 months ended December 31, 2008.

Portfolio performance
Throughout the reporting period, both the US equity and fixed income markets experienced a high degree of volatility. Among numerous market challenges, fluctuating oil prices, inflationary pressures and falling corporate profits caused the equity markets to perform poorly, hurting the Portfolio’s returns. In fixed income, concerns over the US real estate market impacted mortgage- and asset-backed securities significantly, which weighed upon the Portfolio’s relative performance.
UBS Series Trust—U.S.
Allocation Portfolio

Investment goal:
Total return, consisting of
long-term capital
appreciation and
current income

Portfolio Managers:
Portfolio Management Team,
including Edwin M. Denson
UBS Global Asset
Management (Americas) Inc.

Commencement:
Class H—September 28, 1998
Class I—January 5, 1999

Dividend payments:
Annually

Against this backdrop, during the 12 months ended December 31, 2008, the Portfolio’s Class H shares declined 35.13%. The Portfolio’s benchmark, the S&P 500 Index, which tracks large cap US equities, declined 37.00% during the reporting period. Since the Portfolio invests in both stocks and bonds, we feel it is appropriate to also compare the Portfolio’s performance to the UBS U.S. Allocation Fund Index* which declined 25.62% over the same time period. (For Class H and Class I returns over various time periods, please refer to “Performance at a glance” on page 11.)

An interview with Lead Portfolio Manager Edwin M. Denson
Q.	Can you describe the overall economic environment during the reporting period?
A.	Overall, economic growth slowed during the 12-month reporting period. Initially, US gross domestic product (“GDP”) grew 0.9% during the first quarter of 2008. In the second quarter of 2008, GDP growth accelerated

*	The UBS U.S. Allocation Fund Index is an unmanaged index compiled by the advisor, constructed as follows: from September 28, 1998 (the Portfolio’s inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Barclays Capital US Aggregate Index (formerly known as the Lehman Brothers US Aggregate Index), 5% Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index, 30% Barclays Capital US Aggregate Index (formerly known as the Lehman Brothers US Aggregate Index), 5% Merrill Lynch US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

UBS Series Trust—U.S. Allocation Portfolio

to 2.8%. This relatively strong showing was due, in part, to rising exports and the declining dollar, which made US goods more attractive overseas. Economic growth then weakened significantly in the third quarter of 2008. Given a sharp decline in personal spending, intensification of the credit crunch and ongoing housing market weakness, third quarter GDP growth was down 0.5%, and fourth quarter 2008 growth was estimated to be down 3.8%.

Capping off the period, the National Bureau of Economic Research (“NBER”) announced that the US was in the midst of a recession, which began back in December 2007. The NBER defines a recession as “a significant decline in economic activity, lasting more than a few months, normally visible in production, employment, real income and other indicators.”

Q.	How did the Federal Reserve Board (the “Fed”) react in this economic environment?
A.	The Fed has been aggressive in attempting to stabilize the markets and keep the US economy from falling into a deep and prolonged recession. As the problems and fallout from subprime mortgages escalated, the Fed moved into action by pumping substantial amounts of liquidity into the financial system in order to facilitate normal market operations.

Following Lehman Brothers’ bankruptcy, the Fed added billions of dollars into the financial system in an attempt to stabilize the markets following Lehman Brothers’ bankruptcy. It also announced an $85 billion rescue plan for insurance giant AIG. The US Treasury Department was actively involved as well, as it took over mortgage finance companies Fannie Mae and Freddie Mac and introduced its Troubled Assets Relief Program—the implementation of which continues to evolve.

The Fed reduced the fed funds rate on seven occasions during the reporting period. When 2008 began, the fed funds rate was 4.25%. Given the continuation of the credit crunch and weakening economy, the Fed cut rates four times from January through April 2008, to 2.00%. The Fed then held interest rates steady from April through September 2008 in response to inflationary pressures.

However, with the global financial crisis rapidly escalating and oil prices falling sharply, the Fed again moved into action in October 2008. It first lowered rates on October 8, as the Fed joined several other central banks from around the world in a coordinated interest rate cut. This was followed by another rate reduction at the Fed’s regularly scheduled meeting on October 29. Together, these cuts brought the federal funds rate to 1.00%.

UBS Series Trust—U.S. Allocation Portfolio

During its meeting on December 16, the Fed cut the fed funds rate aggressively, bringing it to a range of 0.00% to 0.25%—a record low. In conjunction with its December meeting, the Fed stated that it will: “... employ all available tools to promote the resumption of sustainable economic growth.”

Q.	How did the equity and fixed income markets perform during the reporting period?
A.	There was no shortage of factors that caused stock prices to fall sharply during the year. Increasing concerns regarding the economy, falling corporate profits, turmoil in the financial markets, a severe credit crunch, deleveraging and a lack of liquidity caused stock prices to plunge. During much of the year, investor risk aversion increased, prompting a flight to the safety of US Treasuries. During these periods, investors indiscriminately sold assets that were perceived to be risky, regardless of their underlying fundamentals. All told, the S&P 500 Index fell 37.00% in 2008, its third worst year ever and its weakest performance since 1937.

Turning to the US bond market, Treasury yields moved in response to mixed signals regarding the economy, rising inflation and expectations regarding future Fed monetary policy. Treasury yields ultimately moved sharply lower, given the Fed’s numerous interest rate cuts and increased investor risk aversion. During the 12 months ended December 31, 2008, the overall US bond market, as measured by the Barclays Capital US Aggregate Index (formerly the Lehman Brothers US Aggregate Index), returned 5.23%.(1)

Q.	How was the Portfolio allocated at the end of the reporting period?
A.	Overall, the Portfolio’s asset allocation strategies detracted from results during the reporting period, due to the weak performance of US equities and, to a lesser extent, high yield bonds. As of December 31, 2008, the Portfolio was overweight to equities and high yield debt, and underweight US bonds in relation to the target allocation of the UBS U.S. Allocation Fund Index. This reflects a significant increase in the Portfolio’s allocation to equities and a decrease to bonds over the course of the 12-month period.

During the reporting period, the sell-off in the equity markets caused the asset class to become undervalued, in our view. In response, we increased the Portfolio’s equity allocation. Given several flights to quality, high yield bond spreads widened over the period, bringing them to levels we deemed more attractive. (Spread is the difference between

(1)	The Barclays US Aggregate Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM passthroughs), and CMBS sectors. US Agency Hybrid Adjustable-Rate Mortgage (ARM) securities were added to the US Aggregate Index on April 1, 2007.

UBS Series Trust—U.S. Allocation Portfolio

the yield paid on US Treasury bonds and higher risk securities.) As such, we increased our exposure to these securities as well.

While US investment grade bond prices fluctuated during the reporting period, we maintained our underweight to this area, as we found other areas of the market (such as equities and high yield bonds) to be more attractively valued based on our forward-looking risk and return expectations.

Q.	Which equity strategies performed well during the reporting period, and which areas produced disappointing results?
A.	The Portfolio’s underweight positions in commodity-oriented stocks contributed positively to performance during the period. In addition, the Portfolio was overweight to the health care sector, which added to returns. Success stories for the period included Genzyme and Wyeth. Medco Health Solutions, a medical services company, also posted strong relative performance during the period.

Stock selection within the financial sector generated positive results. Investors remain fearful of problems in the credit markets and the weak housing markets in the US and Europe. While these fears are understandable, we believe sentiment has pushed stock prices for some financial firms meaningfully below levels we feel are justified.

On the downside, the Portfolio was underweight to consumer staples, which negatively impacted relative returns. An overweight to the financial sector also detracted from results. The financial sector was the worst-performing sector in the US equity market during 2008. Positioning within the sector, including underweighting REITs, regional banks and mortgage brokers, while overweighting the larger, more diversified banking platforms, was beneficial. However, the resulting overweight to the sector as a whole had a negative impact on overall results.

Security selection in the energy sector underperformed, most notably in the second half of the reporting period. The Portfolio did not hold Exxon Mobil, and unlike most energy stocks, Exxon Mobil posted positive absolute returns in the fourth quarter of 2008 as many investors viewed it to be a safe haven due to the large amount of cash on its balance sheet.

Q.	How did you manage yield curve positioning and duration within the fixed income portion of the Portfolio?
A.	Yield curve positioning and active duration(2) management positively contributed to performance during the reporting period.

(2)	Active duration positioning reflects a portfolio manager’s views on the shape of the yield curve via overweights or underweights to certain yield curve sectors relative to a benchmark.

UBS Series Trust—U.S. Allocation Portfolio

In terms of yield curve positioning, we maintained a steepening bias in the portfolio through the reporting period. This was beneficial to performance as the yield curve did steepen as the difference between short-and long-term interest rates increased.

When the reporting period began, the Portfolio was positioned defensively, maintaining a duration that was shorter than the benchmark. In the second quarter of 2008, we slightly increased duration as interest rates moved higher and closer to our estimate of fair value. In the second half of the period, we moved back to a more neutral position. (A portfolio’s duration can be used to infer how the value of a portfolio would change in response to changes in interest rates.)

Q.	How did you manage security selection and asset class exposure within the fixed income portion of the Portfolio?
A.	Security selection within the mortgage-backed sector significantly detracted from performance. During the reporting period, the portfolio held out-of-index, nonagency mortgage-backed securities (MBS).(3) While these securities have historically performed similarly to agency mortgage securities, this relationship changed in the wake of the housing downturn. Given the severe weakness in the US housing market and subsequent deterioration in the underlying mortgage loans, coupled with illiquidity and a lack of government support, nonagency MBS performed poorly and severely lagged their agency counterparts during the reporting period.

In recent months, we have made significant strides in transitioning the portfolio away from nonagency MBS. However, we continued to add agency MBS, specifically Fannie Mae and Freddie Mac 30-year securities, given their backing by the US government. Our agency MBS performed well and enhanced results late in the reporting period.

Security selection and an overweight position in asset-backed securities (ABS) negatively contributed to performance. In particular, our exposure to ABS backed by home equity loans was a significant drag on performance as mortgage foreclosures and defaults moved sharply higher during the reporting period. We continue to hold certain ABS securities as our analysis shows that, while headwinds remain, their current valuations are extremely attractive.

(3)	These securities are generally considered to be liquid and high-quality, but are not government-guaranteed.

UBS Series Trust—U.S. Allocation Portfolio

Our commercial mortgage-backed security (CMBS) holdings performed poorly during the reporting period. While we favored AAA-rated super senior CMBS, they, too, were negatively impacted by increased risk aversion and fears that the weakening economy would adversely affect the commercial real estate market going forward. CMBS spreads—the difference between the yields paid on CMBS versus those paid on US Treasury bonds—reached historically wide levels during the fourth quarter of 2008, and they remained elevated at the end of the reporting period. We selectively added to the Portfolio’s exposure to AAA-rated CMBS, as we felt they offered high quality cash flows and compelling long-term appreciation potential.

While the Portfolio’s allocation to the investment grade corporate bond sector was a modest contributor over the period, security selection offset these positive results. Our underweight in the investment grade sector heading into the fourth quarter was beneficial as the sector’s spreads reached all-time wide levels. However, a few specific corporate bond holdings, including Lehman Brothers and Washington Mutual, detracted from results. Given their elevated spreads, we felt the potential for a marked increase in defaults had been more than amply priced in, making investment grade corporates attractively valued. Therefore, we tactically added to our position during the second half of the reporting period.

The Portfolio’s out-of-Index exposure to inflation-linked bonds detracted from results as inflationary pressures receded. During the first half of the reporting period, the Portfolio’s Treasury inflation protected securities (TIPS) performed well given sharply rising oil and commodity prices. However, with fears of a deep and prolonged recession driving these prices lower, our TIPS holdings performed poorly. We maintained our tactical position in TIPS and added to our exposure during the reporting period. These securities are currently pricing in several years of deflation, while we believe the government’s aggressive actions to stimulate the economy will eventually re-ignite inflationary pressures.

Q.	What is your outlook for the economy?
A.	While the extraordinary actions by the Fed and other government initiatives to add liquidity and restore confidence have provided some relief to the credit-related issues plaguing the markets, we expect volatility to remain elevated. We also expect Portfolio yields to remain low in the near future, in light of the historically low fed funds rate.

Given the ongoing credit crunch, the still-slowing housing market and a weakening labor market, we believe that the US economy should

UBS Series Trust—U.S. Allocation Portfolio

continue to contract in the upcoming months. However, while growth has weakened considerably, a complete collapse in the economy and a period of prolonged deflation is unlikely given the extraordinary combination of global fiscal and monetary policy response. In addition, we expect that the Obama administration’s fiscal stimulus package will support the economy as the year progresses.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp
President
UBS Series Trust—U.S. Allocation Portfolio
Head—Americas
UBS Global Asset Management (Americas) Inc.

Edwin M. Denson, PhD.
Lead Portfolio Manager
Senior Asset Allocation Analyst
UBS Series Trust—U.S. Allocation Portfolio
Managing Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Portfolio performed during the 12 months ended December 31, 2008. The views and opinions in the letter were current as of February 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent or results. We encourage you to consult your financial advisor regarding your personal investment program.

*	Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS Series Trust—U.S. Allocation Portfolio

Understanding your Portfolio’s expenses (unaudited)
 As a shareholder of the Portfolio, you incur ongoing costs, including management fees, distribution fees (if applicable) and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 to December 31, 2008.

Actual expenses
 The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

 Hypothetical example for comparison purposes
 The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as contract level charges that may be applicable to variable annuity contracts. Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

UBS Series Trust—U.S. Allocation Portfolio

Understanding your Portfolio’s expenses (unaudited) (concluded)

		Beginning	Ending	Expenses paid
		account value	account value	during period(1)
		July 1, 2008	December 31, 2008	07/01/08 to 12/31/08

Class H	Actual	$1,000.00	$707.70	$3.39

	Hypothetical
	(5% annual return
	before expenses)	1,000.00	1,021.17	4.01

Class I	Actual	1,000.00	706.40	4.46

	Hypothetical
	(5% annual return
	before expenses)	1,000.00	1,019.91	5.28

(1)	Expenses are equal to the Portfolio’s annualized expense ratios: Class H: 0.79%, Class I: 1.04%, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

UBS Series Trust—U.S. Allocation Portfolio

Comparison of the change in value of a $10,000 investment in UBS Series Trust—U.S. Allocation Portfolio (Class H), the S&P 500 lndex(1) and the UBS U.S. Allocation Fund lndex(2), from December 31, 1998 through December 31, 2008.

(1)	The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

(2)	The UBS U.S. Allocation Fund Index is an unmanaged index compiled by the advisor, constructed as follows: from September 28, 1998 (the Portfolio’s inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Barclays Capital US Aggregate Index (formerly known as the Lehman Brothers US Aggregate Index), 5% Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index, 30% Barclays Capital US Aggregate Index (formerly known as the Lehman Brothers US Aggregate Index), 5% Merrill Lynch US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

The performance of Class I shares will vary from the performance of Class H shares based on different fees paid by shareholders investing in the different share classes. Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates and does not reflect separate account charges applicable to variable annuity contracts. Current performance may be higher or lower than the performance data quoted. It is important to note that the Portfolio is a professionally managed mutual fund, while the indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

UBS Series Trust—U.S. Allocation Portfolio

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/08

				Since
	1 year	5 years	10 years	inception(1)

Class H(2)	(35.13)%	(2.70)%	(1.32)%	0.89%

Class l(2)	(35.33)%	(2.96)%	N/A	(1.54)%

S&P 500 lndex(3)	(37.00)%	(2.19)%	(1.38)%	0.23%

UBS U.S. Allocation Fund lndex(4)	(25.62)%	0.32%	(0.12)%	1.47%

(1)	Since inception returns are calculated as of the commencement of issuance on September 28, 1998 for Class H shares and January 5, 1999 for Class I shares. Since inception returns for the S&P 500 Index and the UBS U.S. Allocation Fund Index are calculated as of September 28, 1998, which is the inception date of the oldest share class (Class H).

(2)	Class H and Class I shares do not bear initial or contingent deferred sales charges. Class I shares bear ongoing distribution fees; Class H shares do not bear similar fees.

(3)	The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

(4)	The UBS U.S. Allocation Fund Index is an unmanaged index compiled by the advisor, constructed as follows: from September 28, 1998 (the Portfolio’s inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Barclays Capital US Aggregate Index (formerly known as the Lehman Brothers US Aggregate index), 5% Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index, 30% Barclays Capital US Aggregate Index (formerly known as the Lehman Brothers US Aggregate Index), 5% Merrill US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates and does not reflect separate account charges applicable to variable annuity contracts. Current performance may be higher or lower than the performance data quoted.

UBS Series Trust—U.S. Allocation Portfolio

Portfolio statistics (unaudited)

Characteristics	12/31/08		06/30/08		12/31/07

Net assets (mm)	$17.0		$27.2		$34.8

Number of securities	100		149		196

Portfolio composition(1)	12/31/08		06/30/08		12/31/07

Common stocks(2)	84.2%		69.7%		65.3%

Bonds(3)	12.8		24.3		32.8

Cash equivalents and other assets less liabilities	3.0		6.0		1.9

Total	100.0%		100.0%		100.0%

Top five equity
sectors(1),(4)	12/31/08		06/30/08		12/31/07

Financials	12.5%		10.5%		11.6%

Consumer discretionary	12.3		10.4		9.3

Health care	11.9		11.6		10.6

Information technology	11.4		9.7		8.2

Industrials	10.3		9.7		7.7

Total	58.4%		51.9%		47.4%

Top ten equity
securities(1),(4)	12/31/08		06/30/08		12/31/07

Intel Corp.	2.7%	Wyeth	2.4%	Exelon	2.1%

General Electric Co.	2.5	Intel Corp.	2.3	General Electric Co.	2.0

Comcast Corp., Class A	2.4	Halliburton Co.	2.2	Intel Corp.	1.9

Wells Fargo & Co.	2.1	General Electric Co.	2.0	Wells Fargo & Co.	1.8

Genzyme Corp.	2.0	Wells Fargo & Co.	1.9	Citigroup, Inc.	1.7

Microsoft Corp.	2.0	Baker Hughes, Inc.	1.8	Morgan Stanley	1.6

Exelon Corp.	2.0	Microsoft Corp.	1.7	Wyeth	1.5

FedEx Corp.	1.9	Comcast Corp., Class A	1.6	Microsoft Corp.	1.5

Illinois Tool Works, Inc.	1.8	Citigroup, Inc.	1.5	Allergan	1.4

AFLAC, Inc.	1.7	Burlington Northern Santa Fe Corp.	1.5	Merck	1.3

Total	21.1%		18.9%		16.8%

(1)	Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed, and its composition will vary over time.
(2)	Weightings include investment company holding of UBS U.S. Small Cap Equity Relationship Fund.
(3)	Weightings include investment company holding of UBS High Yield Relationship Fund.
(4)	Weightings represent the direct investments of the Portfolio. Weightings could be different if a breakdown of the underlying investment companies was included.

UBS Series Trust—U.S. Allocation Portfolio

Portfolio statistics (unaudited) (continued)

Fixed income
sector allocation(1),(2)	12/31/08	06/30/08	12/31/07

US government obligations	1.7%	5.1%	5.2%

Mortgage & agency debt securities	1.6	8.3	11.0

Commercial mortgage-backed securities	0.3	2.2	3.8

Collateralized debt obligation	0.2	0.4	0.4

Asset-backed securities	0.1	0.8	1.7

Corporate bond	0.1	1.7	5.4

Total	4.0%	18.5%	27.5%

(1)	Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed, and its composition will vary over time.
(2)	Weightings represent the direct investments of the Portfolio. Weightings could be different if a breakdown of the underlying investment companies was included.

UBS Series Trust—U.S. Allocation Portfolio

Portfolio statistics (unaudited) (concluded)

Top ten fixed
income securities(1),(2)	12/31/08		06/30/08		12/31/07

US Treasury		US Treasury		FNMA
Notes, 2.000%		Bonds, 4.750%		Certificates, 6.500%
due 11/30/13	0.8%	due 02/15/37	1.4%	due 01/01/36	1.4%

FNMA		US Treasury		US Treasury
Certificates, 6.500%		Notes, 4.750%		Notes, 4.875%
due 12/01/37	0.6	due 08/15/17	1.3	due 06/30/12	1.4

US Treasury		US Treasury		US Treasury
Notes, 2.750%		Notes, 2.750%		Bonds, 6.250%
due 10/31/13	0.4	due 02/28/13	1.0	due 08/15/23	1.0

FNMA		US Treasury Inflation		US Treasury
Certificates, 6.000%		Index Notes, 1.625%		Notes, 4.875%
due 11/01/37	0.4	due 01/15/18	0.8	due 06/30/09	0.9

G-Force CDO Ltd.,
Series 2006-1A,		FNMA		US Treasury
Class A3, 5.600%		Certificates, 6.500%		Bonds, 4.750%
due 09/27/46	0.2	due 12/01/37	0.7	due 02/15/37	0.9

Hilton Hotel Pool Trust,
US Treasury		Series 2000-HLTA,		Ford Motor Credit
Notes, 3.750%		Class A1, 7.055%		Co., 5.800%
due 11/15/18	0.2	due 10/03/15	0.7	due 01/12/09	0.7

JPMorgan Chase
GS Mortgage				Commercial Mortgage
Securities Corp. II,		FNMA REMIC,		Securities Corp.,
Series 2006-RR2,		Series 2001-T4,		Series 2005-LDP5,
Class A1, 5.814%		Class A1, 7.500%		Class A4, 5.179%
due 06/23/46	0.2	due 07/25/41	0.5	due 12/15/44	0.7

US Treasury
FHLMC		Inflation Index		FHMLC
certificates, 5.500%		Notes, 2.375%		Certificates, 5.500%
due 09/01/38	0.1	due 04/15/11	0.5	due 07/01/37	0.6

GS Mortgage
Securities Corp. II,
FNMA		Series 2006-RR2,		FNMA
Certificates, 5.500%		Class A1, 5.811%		Certificates, 5.500%
due 05/01/38	0.1	due 06/23/46	0.4	due 04/01/37	0.6

Hilton Hotel Pool Trust,
FHLMC		FNMA		Series 2000-HLTA,
certificates, 5.500%		Certificates, 3.500%		Class A1, 7.055%
due 06/01/38	0.1	due 04/28/11	0.4	due 10/03/15	0.6

Total	3.1%		7.7%		8.8%

(1)	Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed, and its composition will vary over time.
(2)	Weightings represent the direct investments of the Portfolio. Weightings could be different if a breakdown of the underlying investment companies was included.

UBS Series Trust—U.S. Allocation Portfolio

Portfolio of investments—December 31, 2008

Common stocks—78.39%

	Number of
Security description	shares	Value

Air freight & couriers—2.79%
FedEx Corp.	5,100	$327,165

Ryder System, Inc.	3,800	147,364

		474,529

Auto components—1.98%
BorgWarner, Inc.	6,900	150,213

Johnson Controls, Inc.	10,300	187,048

		337,261

Banks—5.65%
City National Corp.	1,900	92,530

Fifth Third Bancorp	15,200	125,552

SunTrust Banks, Inc.	5,500	162,470

The Bank of New York Mellon Corp.	7,900	223,807

Wells Fargo & Co.	12,100	356,708

		961,067

Beverages—0.73%
Constellation Brands, Inc., Class A*	7,900	124,583

Beverages—1.64%
PepsiCo, Inc.	5,100	279,327

Biotechnology—3.28%
Amgen, Inc.*	3,700	213,675

Genzyme Corp.*	5,200	345,124

		558,799

Building products—0.51%
Masco Corp.	7,800	86,814

Chemicals—0.40%
Celanese Corp., Series A	5,500	68,365

Computers & peripherals—1.99%
Apple, Inc.*	1,800	153,630

NetApp, Inc.*	8,600	120,142

Seagate Technology	14,800	65,564

		339,336

Diversified financials—3.18%
Discover Financial Services	19,150	182,500

Morgan Stanley	12,500	200,500

Principal Financial Group, Inc.	7,000	157,990

		540,990

Diversified telecommunication services—2.13%
AT&T, Inc.	9,700	276,450

Sprint Nextel Corp.*	46,588	85,256

		361,706

Electric utilities—3.41%
American Electric Power Co., Inc.	4,700	156,416

Dynegy, Inc., Class A*	13,200	26,400

Exelon Corp.	6,000	333,660

Pepco Holdings, Inc.	3,600	63,936

		580,412

Electronic equipment & instruments—0.13%
Waters Corp.*	600	21,990

Energy equipment & services—2.46%
Baker Hughes, Inc.	6,100	195,627

Halliburton Co.	12,300	223,614

		419,241

Food & drug retailing—1.17%
Sysco Corp.	8,700	199,578

Gas utilities—1.27%
NiSource, Inc.	2,200	24,134

Sempra Energy	4,500	191,835

		215,969

Health care equipment & supplies—3.14%
Covidien Ltd.	4,900	177,576

UBS Series Trust—U.S. Allocation Portfolio

Portfolio of investments—December 31, 2008

Common stocks—(continued)

	Number of
Security description	shares	Value

Health care equipment & supplies—(concluded)
Medtronic, Inc.	5,200	$163,384

Millipore Corp.*	2,100	108,192

Zimmer Holdings, Inc.*	2,100	84,882

		534,034

Health care providers & services—0.97%
DaVita, Inc.*	1,800	89,226

Pharmaceutical Product Development, Inc.	2,600	75,426

		164,652

Hotels, restaurants & leisure—2.63%
Carnival Corp.	7,600	184,832

Starbucks Corp.*	18,400	174,064

Starwood Hotels & Resorts Worldwide, Inc.	5,000	89,500

		448,396

Household durables—0.83%
Fortune Brands, Inc.	3,400	140,352

Industrial conglomerates—2.46%
General Electric Co.	25,800	417,960

Insurance—3.67%
ACE Ltd.	4,600	243,432

AFLAC, Inc.	6,200	284,208

MetLife, Inc.	2,800	97,608

		625,248

Machinery—3.98%
Illinois Tool Works, Inc.	8,700	304,935

PACCAR, Inc.	8,050	230,230

Pall Corp.	5,000	142,150

		677,315

Media—4.81%
Comcast Corp., Class A	24,400	411,872

Interpublic Group of Cos., Inc.*	24,200	95,832

News Corp., Class A	17,900	162,711

Omnicom Group, Inc.	5,500	148,060

		818,475

Metals & mining—0.80%
Peabody Energy Corp.	6,000	136,500

Multi-line retail—1.62%
J.C. Penney Co., Inc.	7,100	139,870

Macy’s, Inc.	13,200	136,620

		276,490

Oil & gas—5.98%
Anadarko Petroleum Corp.	5,100	196,605

Chevron Corp.	3,500	258,895

EOG Resources, Inc.	1,500	99,870

Hess Corp.	2,500	134,100

Marathon Oil Corp.	5,300	145,008

Sunoco, Inc.	2,400	104,304

Ultra Petroleum Corp.*	2,300	79,373

		1,018,155

Pharmaceuticals—4.51%
Allergan, Inc.	6,000	241,920

Cephalon, Inc.*	900	69,336

Medco Health Solutions, Inc.*	4,700	196,977

Wyeth	6,900	258,819

		767,052

Road & rail—0.58%
Burlington Northern Santa Fe Corp.	1,300	98,423

Semiconductor equipment & products—5.06%
Analog Devices, Inc.	11,300	214,926

Broadcom Corp., Class A*	5,700	96,729

Intel Corp.	31,300	458,858

UBS Series Trust—U.S. Allocation Portfolio

Portfolio of investments—December 31, 2008

Common stocks—(concluded)

	Number of
Security description	shares	Value

Semiconductor equipment & products—(concluded)
Marvell Technology Group Ltd.*	13,700	$91,379

		861,892

Software—4.17%
Intuit, Inc.*	7,600	180,804

Microsoft Corp.	17,600	342,144

VMware, Inc., Class A*	7,900	187,151

		710,099

Textiles & apparel—0.46%
Coach, Inc.*	3,800	78,926

Total common stocks (cost—$18,489,790)		13,343,936

UBS Series Trust—U.S. Allocation Portfolio

Portfolio of investments—December 31, 2008

	Face
Security description	amount	Value

US government obligations—1.72%

US Treasury Bonds
4.500%, due 05/15/38	$10,000	$13,648

4.750%, due 02/15/37	15,000	20,902

US Treasury Notes
2.000%, due 11/30/13	140,000	143,631

2.750%, due 10/31/13	70,000	74,419

3.750%, due 11/15/18	35,000	39,621

Total US government obligations (cost—$279,447)		292,221

Mortgage & agency debt securities—1.55%

Federal Home Loan Mortgage Corporation Certificates,**
5.500%, due 06/01/38	24,421	25,021

5.500%, due 09/01/38	24,697	25,303

Federal National Mortgage Association Certificates,**
5.000%, due 11/01/35	19,300	19,732

5.500%, due 05/01/38	24,566	25,208

6.000%, due 11/01/37	68,174	70,261

6.500%, due 12/01/37	94,392	98,148

Total mortgage & agency debt securities (cost—$258,151)		263,673

Commercial mortgage-backed securities—0.28%

GS Mortgage Securities Corp. II,
Series 2006-RR2, Class A1,
5.814%, due 06/23/46(1),(2)	149,353	29,870

Washington Mutual,
Series 2002-AR17, Class 1A,
3.456%, due 11/25/42(1)	40,266	18,528

Total commercial mortgage-backed securities (cost—$186,955)		48,398

Collateralized debt obligation—0.24%

G-Force CDO Ltd.,
Series 2006-1A, Class A3
5.600%, due 09/27/46(2) (cost—$150,000)	150,000	40,500

Asset-backed securities—0.13%

Greenpoint Home Equity Loan Trust,
Series 2004-3, Class A,
1.655%, due 02/15/35(1)	15,010	7,093

UBS Series Trust—U.S. Allocation Portfolio

Portfolio of investments—December 31, 2008

	Face
Security description	amount	Value

Asset-backed securities—(concluded)

Home Equity Mortgage Trust,
Series 2006-3, Class A1,
5.472%, due 09/25/36(3)	$10,649	$1,065

Series 2006-6, Class 2A1,
0.571%, due 03/25/37(3)	15,112	2,046

Merrill Lynch First Franklin Mortgage Loan,
Series 2007-A, Class A1,
1.571%, due 10/25/27(1)	11,326	10,607

Merrill Lynch Mortgage Investors Trust,
Series 2006-SL1, Class A,
0.651%, due 09/25/36(1)	5,611	1,666

Total asset-backed securities (cost—$55,779)		22,477

Corporate bond—0.10%

Real estate investment trust—0.10%

ProLogis
5.625%, due 11/15/15 (cost—$35,367)	35,000	17,418

	Number of
	shares

Investment companies(4),*—14.54%

UBS High Yield Relationship Fund	89,727	1,493,966

UBS U.S. Small Cap Equity Relationship Fund	35,665	980,618

Total investment companies (cost—$3,079,498)		2,474,584

	Face
	amount

Time deposit—3.01%

Banking-non-US—3.01%

State Street Bank & Trust Co., Cayman Islands
0.010%, due 01/02/09 (cost—$513,000)	$513,000	513,000

Total investments (cost—$23,047,987)—99.96%		17,016,207

Other assets in excess of liabilities—0.04%		6,376

Net assets—100.00%		$17,022,583

*	Non-income producing security.
**	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the U.S. Treasury guaranteed the debt issued by those organizations.

UBS Series Trust—U.S. Allocation Portfolio

Portfolio of investments—December 31, 2008

(1)	Floating rate security. The interest rate shown is the current rate as of December 31, 2008.
(2)	The securities detailed in the table below, which represent 0.41% of net assets, are considered illiquid and restricted as of December 31, 2008:

			Acquisition		Value at
Illiquid and			cost as a		12/31/08 as
restricted	Acquisition	Acquisition	percentage	Value at	a percentage
security	dates	cost	of net assets	12/31/08	of net assets

G-Force CDO Ltd., Series 2006-1A, Class A3, 5.600%, 09/27/46	08/03/06	$147,859	0.87%	$40,500	0.24%

GS Mortgage Securities Corp. II, Series 2006-RR2, Class A1, 5.814%, due 06/23/46	07/11/06	146,510	0.86	29,870	0.17

(3)	Step-up bond that converts to the noted fixed rate at a designated future date.
(4)	The table below details the Portfolio’s transaction activity in affiliated issuers for the year ended December 31, 2008.

Net
income
					Net		earned
				Net	unrealized		from
		Purchases	Sales	realized	loss		affiliate
		during	during	gain for	for the		for the
		the year	the year	the year	year		year
Security	Value at	ended	ended	ended	ended	Value at	ended
description	12/31/07	12/31/08	12/31/08	12/31/08	12/31/08	12/31/08	12/31/08

UBS High Yield Relationship Fund	$1,820,470	$2,177,038	$2,102,038	$96,243	$(497,747)	$1,493,966	$—

UBS Private Money Market Fund LLC	2	90	92	—	—	—	—

UBS U.S. Small Cap Equity Relationship Fund	1,684,579	1,671,747	1,721,747	114,870	(768,831)	980,618	—

CDO	Collateralized Debt Obligation
GS	Goldman Sachs

UBS Series Trust—U.S. Allocation Portfolio

Portfolio of investments—December 31, 2008

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments

United States	94.8%

Bermuda	1.6

Switzerland	1.4

Panama	1.1

Cayman Islands	0.6

Canada	0.5

Total	100.0%

See accompanying notes to financial statements

UBS Series Trust—U.S. Allocation Portfolio

Statement of assets and liabilities—December 31, 2008

Assets:
Investments in unaffiliated securities, at value
(cost—$19,968,489)	$14,541,623

Investments in affiliated securities, at value
(cost—$3,079,498)	2,474,584

Total investments in securities, at value (cost—$23,047,987)		$17,016,207

Cash		58,912

Receivable from affiliates		3,169

Receivable for shares of beneficial interest sold		293

Receivable for dividends and interest		35,092

Total assets		17,113,673

Liabilities:
Payable for shares of beneficial interest repurchased		6,883

Accrued expenses and other liabilities		84,207

Total liabilities		91,090

Net assets:
Beneficial interest—$0.001 par value per share (unlimited amount authorized)		49,369,565

Distributions in excess of net investment income		(128,241)

Accumulated net realized loss from investment activities		(26,186,961)

Net unrealized depreciation of investments		(6,031,780)

Net assets		$17,022,583

Class H
Net assets		$5,862,916

Shares outstanding		607,013

Net asset value, offering price and redemption value per share		$9.66

Class I
Net assets		$11,159,667

Shares outstanding		1,155,864

Net asset value, offering price and redemption value per share		$9.65

See accompanying notes to financial statements

UBS Series Trust—U.S. Allocation Portfolio

Statement of operations

For the
year ended
December 31, 2008

Investment income:
Interest	$273,420

Dividends	401,327

674,747

Expenses:
Investment advisory and administration fees	132,135

Professional fees	128,596

Distribution fees—Class I	43,980

Reports and notices to shareholders	30,869

Trustees’ fees	10,675

Custody and accounting fees	10,571

Transfer agency fees—Class H	1,506

Transfer agency fees—Class I	1,506

Insurance expense	1,012

Other expenses	7,811

368,661

Less: Fee waivers/expense reimbursements by investment advisor
and administrator	(76,516)

Net expenses	292,145

Net investment income	382,602

Realized and unrealized losses from investment activities:
Net realized loss from investments (includes $211,113 of net realized
gains from affiliated entities)	(2,473,675)

Net change in unrealized appreciation/depreciation of investments	(8,249,769)

Net realized and unrealized loss from investment activities	(10,723,444)

Net decrease in net assets resulting from operations	$(10,340,842)

See accompanying notes to financial statements

UBS Series Trust—U.S. Allocation Portfolio

Statement of changes in net assets

	For the years ended December 31,

	2008	2007

From operations:
Net investment income	$382,602	$645,405

Net realized gain (loss) from investments	(2,473,675)	3,698,928

Net change in unrealized appreciation/depreciation of investments	(8,249,769)	(3,253,006)

Net increase (decrease) in net assets resulting from operations	(10,340,842)	1,091,327

Dividends to shareholders from:
Net investment income—Class H	(282,359)	(340,506)

Net investment income—Class I	(498,144)	(613,044)

Total dividends to shareholders	(780,503)	(953,550)

From beneficial interest transactions:
Net proceeds from shares sold	281,122	350,477

Cost of shares repurchased	(7,760,556)	(13,210,240)

Proceeds from dividends reinvested	780,503	953,550

Net decrease in net assets from beneficial interest transactions	(6,698,931)	(11,906,213)

Net decrease in net assets	(17,820,276)	(11,768,436)

Net assets:
Beginning of year	34,842,859	46,611,295

End of year	$17,022,583	$34,842,859

Accumulated undistributed (distributions in excess of)
net investment income	$(128,241)	$264,314

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS Series Trust—U.S. Allocation Portfolio

Financial highlights

 Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class H

	For the years ended December 31,

	2008		2007	2006	2005	2004

Net asset value, beginning of year	$15.32		$15.36	$14.19	$13.50	$12.31

Net investment income(1)	0.21		0.27	0.27	0.22	0.17

Net realized and unrealized gains (losses) from investment activities	(5.46)		0.07	1.30	0.68	1.14

Net increase (decrease) from operations	(5.25)		0.34	1.57	0.90	1.31

Dividends from net investment income	(0.41)		(0.38)	(0.40)	(0.21)	(0.12)

Net asset value, end of year	$9.66		$15.32	$15.36	$14.19	$13.50

Total investment return(2)	(35.13)%		2.19%	11.29%	6.79%	10.68%

Ratios/supplemental data:
Net assets, end of year (000’s)	$5,863		$11,435	$14,803	$16,656	$19,088

Expenses to average net assets, net of fee waivers/expense reimbursements by advisor	0.94	%(3)	0.97%	0.84%	0.83%	0.80%

Expenses to average net assets, before fee waivers/expense reimbursements by advisor	1.24	%(3)	0.97%	0.84%	0.83%	0.80%

Net investment income to average net assets	1.61%		1.74%	1.86%	1.60%	1.39%

Portfolio turnover	138%		78%	72%	77%	136%

(1)	Calculated using the average shares method.
(2)	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include additional contract level charges; results would be lower if they were included.
(3)	Effective August 1, 2008, UBS Global AM contractually agreed to waive fees/reimburse expenses to the extent necessary so that the fund’s ordinary total operating expenses do not exceed 0.70% for Class H and 0.95% for Class I through April 30, 2009.

See accompanying notes to financial statements

Class I

For the years ended December 31,

2008		2007	2006	2005	2004

$15.31		$15.34	$14.16	$13.46	$12.28

0.18		0.23	0.23	0.18	0.14

(5.48)		0.07	1.30	0.69	1.13

(5.30)		0.30	1.53	0.87	1.27

(0.36)		(0.33)	(0.35)	(0.17)	(0.09)

$9.65		$15.31	$15.34	$14.16	$13.46

(35.33)%		1.90%	10.99%	6.60%	10.38%

$11,160		$23,407	$31,809	$36,212	$56,632

1.19	%(3)	1.22%	1.09%	1.07%	1.05%

1.47	%(3)	1.22%	1.09%	1.07%	1.05%

1.37%		1.50%	1.61%	1.35%	1.15%

138%		78%	72%	77%	136%

UBS Series Trust—U.S. Allocation Portfolio

Notes to financial statements

Organization and significant accounting policies
UBS Series Trust—U.S. Allocation Portfolio (the “Portfolio”) is a diversified portfolio of UBS Series Trust (the “Trust”). The Trust is organized under Massachusetts law pursuant to an Amended and Restated Declaration of Trust dated February 11, 1998, as amended, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust operates as a series company currently offering one portfolio. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable annuity and variable life contracts.

On November 12, 2008 (“the Effective Date”), the Board of Trustees of the Trust approved a Plan of Liquidation with respect to the Portfolio. The Portfolio will be liquidated in accordance with the Plan on or before April 30, 2009 (the “Liquidation Date”).

On or before the Liquidation Date, all portfolio securities of the Portfolio shall be converted to cash or cash equivalents. The Portfolio may depart from its stated investment objective and policies as it prepares to distribute its assets to shareholders. Any redemptions requested between the Effective Date and the Liquidation Date may be made in cash or in kind.

As soon as possible after the Liquidation Date, the Trust shall distribute pro rata to the Portfolio’s shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Porfolio, after paying, or setting aside the amount to pay, any liabilities. Upon the transfer of the liquidating distribution, all outstanding shares of the Portfolio will be deemed cancelled.

Currently the Portfolio offers Class H and Class I shares. Each class represents interests in the same assets of the Portfolio, and the classes are identical except for the Class I distribution charge. Both classes have equal voting privileges except that Class I has exclusive voting rights with respect to its distribution plan. Class H has no distribution plan.

In the normal course of business the Portfolio may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

UBS Series Trust—U.S. Allocation Portfolio

Notes to financial statements

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Trust’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Portfolio calculates net asset values based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. Securities traded in the over-the-counter (“OTC”) market and listed on The Nasdaq Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment advisor and administrator of the Portfolio. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; the value of actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-US securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, these securities would be fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt-instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

The Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”), effective January 1, 2008. FAS 157 requires

UBS Series Trust—U.S. Allocation Portfolio

Notes to financial statements

disclosure surrounding the various inputs that are used in determining the value of the Portfolio’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risks.
Level 3—Unobservable inputs inclusive of the Portfolio’s own assumptions in determining the value of investments.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets:

	Quoted prices in	Significant
	active markets	other
	for identical	observable	Unobservable
	securities	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Assets:
Securities	$13,343,935	$3,601,902	$70,370	$17,016,207

The following is a rollforward of the Portfolio’s assets that were valued using unobservable inputs for the period:

Securities

Assets:
Beginning balance	$134,062

Accrued discounts (premiums)	1,183

Total gains or losses (realized/unrealized) included in earnings	(198,497)

Purchases, sales, issuances, and settlements (net)	(660)

Transfers in and/or out of Level 3	134,282

Ending balance	$70,370

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets still held at December 31, 2008.	$(198,509)

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). The standard requires enhanced disclosures about the Portfolio’s derivative and hedging activities. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning

UBS Series Trust—U.S. Allocation Portfolio

Notes to financial statements

after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 may have on the Portfolio’s financial statement disclosures.

Repurchase agreements—The Portfolio may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Portfolio and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Portfolio may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date (“ex-date”). Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

UBS Series Trust—U.S. Allocation Portfolio

Notes to financial statements

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region.

Investment advisor and administrator
The board has approved an investment advisory and administration contract (“Advisory Contract”) under which US Global AM serves as investment advisor and administrator of the Portfolio. In accordance with the Advisory Contract, the Portfolio pays UBS Global AM an investment advisory and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.50% of the Portfolio’s average daily net assets. At December 31, 2008, the Portfolio owed UBS Global AM $6,955 for investment advisory and administration fees.

Effective August 1, 2008, UBS Global AM has contractually undertaken to waive fees/reimburse a portion of the Portfolio’s expenses, when necessary, to maintain the total annual operating expenses of Class H and Class I shares at a level not to exceed 0.70% and 0.95%, respectively through April 30, 2009 (excluding dividend expense, borrowing costs and interest expense, if any). The Portfolio will repay UBS Global AM for any such waivers/reimbursements during the following three-year period to the extent that operating expenses are otherwise below the expense caps. For the year ended December 31, 2008, UBS Global AM waived fees/reimbursed expenses of $76,516. At December 31, 2008, UBS Global AM owed the Portfolio $17,618 for fee waivers and/or expense reimbursements.

For the year ended December 31, 2008, the Portfolio paid $1,930 in brokerage commissions to UBS Financial Services Inc., an indirect wholly owned subsidiary of UBS AG for transactions executed on behalf of the Portfolio.

UBS Series Trust—U.S. Allocation Portfolio

Notes to financial statements

Additional information regarding compensation to affiliate of a board member
Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested trustee of the Portfolio. The Portfolio has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended December 31, 2008, the Portfolio paid brokerage commissions to Morgan Stanley in the amount of $674. During the year ended December 31, 2008, the Portfolio purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $315,064. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

Restricted securities
The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the “Portfolio of investments.”

Distribution plan
Class I shares are offered to insurance company separate accounts where the related insurance companies receive payments for their services in connection with the distribution of the Portfolio’s Class I shares. Under the plan of distribution, the Portfolio pays to UBS Global Asset Management (US) Inc. (“UBS Global AM-US”) for remittance to each participating insurance company or, at UBS Global AM—US’s direction, pays directly to a participating insurance company, a monthly distribution fee at the annual rate of 0.25% of the average daily net assets of the Class I shares held by the separate accounts of that participating insurance company. At December 31, 2008, the Portfolio owed UBS Global AM—US $7,494 for distribution fees.

UBS Series Trust—U.S. Allocation Portfolio

Notes to financial statements

Securities lending
The Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. As of November 12, 2008, State Street Bank & Trust Company is the Portfolio’s lending agent. Prior to November 12, 2008, UBS Securities LLC was the Portfolio’s lending agent. The Portfolio did not loan any securities during the year ended December 31, 2008.

Bank line of credit
The Portfolio participates with other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company (“Committed Credit Facility”), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, the Portfolio has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. Interest is charged to the Portfolio at the overnight federal funds rate in effect at the time of borrowings, plus 0.50%. The Portfolio did not borrow under the Committed Credit Facility during the year ended December 31, 2008.

Purchases and sales of securities
For the year ended December 31, 2008, aggregate purchases and sales of portfolio securities, excluding short-term securities and US government and agency securities, were $21,933,350 and $25,373,967, respectively. For the year ended December 31, 2008, aggregate purchases and sales of US government and agency securities, excluding short-term securities, were $13,825,455 and $17,212,474, respectively.

Federal tax status
The Portfolio intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable

UBS Series Trust—U.S. Allocation Portfolio

Notes to financial statements

to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 were as follows:

Distributions paid from:	2008	2007

Ordinary income	$780,503	$953,550

At December 31, 2008, the components of total accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$550,400

Accumulated realized capital and other losses	(25,361,237)

Net unrealized depreciation	(7,536,145)

Total accumulated deficit	$(32,346,982)

At December 31, 2008, the Portfolio had a net capital loss carryforward of $23,298,404. This loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains and will expire as follows: $5,024,197 will expire December 31, 2010, $7,434,714 will expire December 31, 2011, $10,241,361 will expire December 31, 2012, and $598,132 will expire December 31, 2016. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed.

In accordance with US Treasury regulations, the Portfolio has elected to defer realized capital losses of $2,062,833, arising after October 31, 2008. Such losses are treated for tax purposes as arising on January 1, 2009.

For federal income tax purposes the tax cost of investments and the components of net unrealized depreciation of investments at December 31, 2008 were as follows:

Tax cost of investments	$24,552,352

Gross appreciation (investments having an excess of value over cost)	122,165

Gross depreciation (investments having an excess of cost over value)	(7,658,310)

Net unrealized depreciation of investments	$(7,536,145)

UBS Series Trust—U.S. Allocation Portfolio

Notes to financial statements

The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales and investments in partnerships.

To reflect reclassifications arising from permanent “book/tax” differences for the year ended December 31, 2008, accumulated undistributed net investment income was increased by $5,346 and accumulated net realized loss from investment activities was increased by $5,346. These differences are primarily due to the tax treatment of paydown gains and partnership investments.

As of and during the year ended December 31, 2008, the Portfolio did not have any liability for any unrecognized tax positions. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the year ended December 31, 2008, the Portfolio did not incur any interest or penalties.

Each of the tax years in the four year period ended December 31, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Shares of beneficial interest
There is an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Class H		Class I

For the year ended
December 31, 2008:	Shares	Amount	Shares	Amount

Shares sold	7,265	$103,681	13,270	$177,441

Shares repurchased	(166,410)	(2,223,158)	(421,957)	(5,537,398)

Dividends reinvested	19,955	282,359	35,154	498,144

Net decrease	(139,190)	$(1,837,118)	(373,533)	$(4,861,813)

For the year ended
December 31, 2007:

Shares sold	9,760	$153,731	12,436	$196,746

Shares repurchased	(249,302)	(3,891,207)	(596,764)	(9,319,033)

Dividends reinvested	22,299	340,506	40,147	613,044

Net decrease	(217,243)	$(3,396,970)	(544,181)	$(8,509,243)

UBS Series Trust—U.S. Allocation Portfolio

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Trustees and Shareholders of
UBS Series Trust—U.S. Allocation Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of UBS Series Trust—U.S. Allocation Portfolio (the sole series comprising UBS Series Trust) (the “Portfolio”) as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Series Trust—U.S. Allocation Portfolio at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
February 23, 2009

UBS Series Trust—U.S. Allocation Portfolio

General information (unaudited)

Tax information
We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Portfolio’s fiscal year end (December 31, 2008) as to the federal tax status of distributions received by shareholders during such fiscal year. The percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders is 63%.

Quarterly Form N-Q portfolio schedule
The Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolio upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Portfolio’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Portfolio directly at 1-800-647 1568, online on the Portfolio’s Web site www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

UBS Series Trust—U.S. Allocation Portfolio

Board approval of investment advisory and administration contract (unaudited)

Background—At a meeting of the board of UBS Series Trust (the “Trust”) on July 16, 2008, the members of the board, including the trustees who are not “interested persons” of the Trust (“Independent Trustees”), as defined in the Investment Company Act of 1940, as amended (“1940 Act”), considered and approved the continuance of the Investment Advisory and Administration Contract with respect to U.S. Allocation Portfolio (the “Portfolio”). In preparing for the meeting, the board members had requested and received extensive information from UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) to assist them. The board received and considered a variety of information about UBS Global AM, as well as the advisory, administrative and distribution arrangements for the Portfolio.

The Independent Trustees discussed the materials initially provided by management prior to the scheduled board meeting in a session with their independent legal counsel and requested, and received from management, supplemental materials to assist them in their consideration of the contracts. The Independent Trustees also met in executive session after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Trustees met in session with their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory, administration and distribution agreements.

In its consideration of the approval of the Investment Advisory and Administration Contract, the board considered the following factors:

Nature, extent and quality of the services under the investment advisory and administration contract—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Portfolio by UBS Global AM under the Investment Advisory and Administration Contract during the past year. The board also considered the nature, extent and quality of administrative, distribution, and shareholder services performed by UBS Global AM and the resources devoted to, and the record of compliance with, the Portfolio’s compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Portfolio’s affairs and UBS Global AM’s role in coordinating providers of other services to the

UBS Series Trust—U.S. Allocation Portfolio

Board approval of investment advisory and administration contract (unaudited)

Portfolio. The board’s evaluation of the services provided by UBS Global AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM’s investment advisory and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Portfolio’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the Portfolio’s senior personnel and the portfolio manager primarily responsible for the day-to-day portfolio management of the Portfolio and recognized that many of these persons report to the board regularly and that at each regular meeting the board receives a detailed report on the Portfolio’s performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to management and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had well over $100 billion in assets under management and was part of the UBS Global Asset Management Division, which had well over $700 billion of assets under management worldwide as of March 2008. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past year involving UBS AG, UBS Global AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Portfolio under the Investment Advisory and Administration Contract.

Advisory fees and expense ratios—The board reviewed and considered the contractual advisory and administration fee (the “Contractual Management Fee”) payable by the Portfolio to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The board also reviewed and considered any fee waiver and/or expense reimbursement arrangement currently in

UBS Series Trust—U.S. Allocation Portfolio

Board approval of investment advisory and administration contract (unaudited)

place and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”). Additionally, the board received and considered information comparing the Portfolio’s Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”).

The board also received information on UBS Global AM’s standard institutional account fees for accounts of a similar investment type to the Portfolio. The board noted that, in general, these fees were lower than the Contractual Management Fee and Actual Management Fee for the Portfolio, but also noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of funds versus such accounts and the differences in the levels of services required by funds and such accounts. The board also received information on fees charged to other funds managed by UBS Global AM.

The comparative Lipper information showed that the Portfolio’s Contractual Management Fee was in the first quintile, its Actual Management Fee was in the third quintile and its total expenses were in the fifth quintile for the comparison periods utilized in the Lipper report (with the first quintile representing that fifth of the funds in the Expense Group with the lowest level of fees or expenses, as applicable, and the fifth quintile representing that fifth of the funds in the Expense Group with the highest level of fees or expenses, as applicable). The board noted management’s explanation that the Portfolio’s relatively higher total expenses were due to non-management fixed expenses attributed to the Portfolio’s relatively low level of assets under management in comparison to its Expense Group. In addition, management proposed and the board approved a written fee waiver/ expense reimbursement agreement pursuant to which, effective August 1, 2008, UBS Global AM is contractually obligated to waive its management fee and/or reimburse the Portfolio so that the Portfolio’s ordinary total operating expenses through April 30, 2009 (excluding dividend expense, borrowing costs and interest expense, if any) will not exceed 0.70% for Class H shares and 0.95% for Class I shares. Pursuant to the agreement,

UBS Series Trust—U.S. Allocation Portfolio

Board approval of investment advisory and administration contract (unaudited)

the Portfolio agrees to repay UBS Global AM for any reimbursed expenses, to the extent that it can do so, over the following three fiscal years without causing the Portfolio’s expenses in any of those three years to exceed the expense caps.

Taking all of the above into consideration, the board determined that the management fee was reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Advisory and Administration Contract.

Portfolio performance—The board received and considered (a) annualized total return information of the Portfolio compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three- and five-year and since inception periods ended April 30, 2008 and (b) annualized performance information for each year ended April 30, since the inception of the Portfolio. The board was provided with a description of the methodology Lipper used to determine the similarity of the Portfolio with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Portfolio’s performance, including with respect to its benchmark index.

The comparative Lipper information showed that the Portfolio’s performance was in the fifth quintile for the one-year period and since inception and in the fourth quintile for the three- and five-year periods (with the first quintile representing that fifth of the funds in the Performance Universe with the highest performance and the fifth quintile representing that fifth of the funds in the Performance Universe with the lowest performance). Management explained that the Portfolio’s slight underweights and overweights in certain sectors added value to the Portfolio’s performance; however, this was significantly overshadowed by poor security selection within both U.S. equities and fixed income and securitized instruments. After having extended discussions regarding the Portfolio’s performance with the board, management indicated it would return to the board at a later meeting to discuss the strategic positioning of the Portfolio. Based on its review and management’s explanation, the board concluded that the Portfolio’s investment performance was acceptable.

UBS Series Trust—U.S. Allocation Portfolio

Board approval of investment advisory and administration contract (unaudited)

Adviser profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Portfolio. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Portfolio.

Economies of scale—The board received and considered information from management regarding whether it has achieved economies of scale with respect to the management of the Portfolio, whether the Portfolio has appropriately benefited from any economies of scale, and whether there is potential realization of further economies of scale. The board considered whether economies of scale in the provision of services to the Portfolio were being passed along to shareholders. The board also considered whether alternative fee structures (such as breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

In conducting its review, the board noted that the Portfolio had a relatively low level of assets under management and that the Management Fee did not contain breakpoints. The board also noted that, although the Portfolio’s assets have decreased over the last few years, however, should the Portfolio’s assets increase in coming years, the Portfolio could realize certain economies of scale as certain expenses, such as fees for Trustees, auditors and legal fees, become a smaller percentage of overall assets.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Portfolio, including the opportunity to offer additional products and services to Portfolio shareholders.

In light of the costs of providing investment management, administrative and other services to the Portfolio and UBS Global AM’s ongoing commitment to the Portfolio, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

UBS Series Trust—U.S. Allocation Portfolio

Board approval of investment advisory and administration contract (unaudited)

In light of all of the foregoing, the board approved the Investment Advisory and Administration Contract to continue for another year. In making its decision, the board identified no single factor as being determinative in approving the Investment Advisory and Administration Contract. The Independent Trustees were advised by separate independent legal counsel throughout the entire process. The board discussed the proposed continuance of the Investment Advisory and Administration Contract in a private session with its independent legal counsel at which no representatives of UBS Global AM were present.

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UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Board of Trustees & Officers
The Trust is governed by a Board of Trustees which oversees the Portfolio’s operations. Each trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee and officer of the Trust, the trustee’s or officer’s principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Portfolio’s Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Interested Trustee
Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Trust	time served	during past 5 years

Meyer Feldberg;†† 66 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee	Since 1990	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on a two year leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007) Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).

UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by trustee	Other directorships held by trustee

Professor Feldberg is a director or trustee of 29 investment companies (consisting of 61 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics) and SAPPI, Ltd. (producer of paper).

UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Independent Trustees
Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Trust	time served	during past 5 years

Richard Q. Armstrong; 73 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Trustee and Chairman of the Board of Trustees	Since 1996 (Trustee) Since 2004 (Chairman of the Board of Trustees)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995).

Alan S. Bernikow; 68 207 Benedict Ave., Staten Island, NY 10314	Trustee	Since 2005	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Richard R. Burt; 62 McLarty Associates 900 17th Street, 8th Floor Washington, DC 20006	Trustee	Since 1996	Mr. Burt is a managing director of McLarty Associates (a consulting firm) and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).

Bernard H. Garil; 68 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by trustee	Other directorships held by trustee

Mr. Armstrong is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Mr. Bernikow is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as a member of its nominating and corporate governance committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee).

Mr. Burt is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central European Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc., and IGT, Inc. (provides technology to gaming and wagering industry).

Mr. Garil is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Independent Trustees (concluded)
Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Trust	time served	during past 5 years

Heather R. Higgins; 49 255 E. 49th St., Suite 23D New York, NY 10017	Trustee	Since 2005	Ms. Higgins is the President and Director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman), the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution.

UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by trustee	Other directorships held by trustee

Ms. Higgins is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Officers
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Joseph Allessie*; 43	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (“UBS Global AM—Americas”) (collectively, “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 43	Vice President and Treasurer	Since 2000 (Vice President); Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007), (prior to which he was a director) (since 2000) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Michael J. Flook*; 44	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 51	Vice President and Secretary	Since 2004	Mr. Kemper is general counsel of UBS Global AM—Americas region (since 2004). Mr. Kemper also is a managing director of UBS Global AM—Americas region (since 2006). He was deputy general counsel of UBS Global AM—Americas from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Joanne M. Kilkeary*; 40	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since March 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the Us mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 37	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Steven J. LeMire*; 39	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 46	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at JPMorgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Nancy D. Osborn*; 42	Vice President and Assistant Treasurer	Since 2006	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an Assistant Vice President with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 43	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Andrew Shoup *; 52	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since July 2006). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Kai R. Sotorp**; 49	President	Since 2006	Mr. Sotorp is Head—Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001–2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000–2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000–2004). Mr. Sotorp is president of 21 investment companies (consisting of 106 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Officers (concluded)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	theTrust	time served	serves as officer

Keith A. Weller*; 47	Vice President and Assistant Secretary	Since 1996	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

*	This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.
†	Each trustee holds office for an indefinite term. Each trustee who has attained the age of seventy-five (75) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers of the Trust are appointed by the trustees and serve at the pleasure of the Board.
††	Professor Feldberg is deemed an “interested person” of the Trust as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Portfolio may conduct transactions.

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Trustees
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Kai R. Sotorp	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper
Vice President and Secretary

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Principal Underwriter (Class I shares)
UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114

This report is not to be used in connection with the offering of shares of the Portfolio unless accompanied or preceded by an effective prospectus.

© 2009 UBS Global Asset Management (Americas) Inc.
All rights reserved.

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
For the fiscal years ended December 31, 2008 and December 31, 2007, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $45,500 and $43,500, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:
In each of the fiscal years ended December 31, 2008 and December 31, 2007, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,523 and $3,700, respectively.

Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2008 and 2007 semiannual financial statements and (2) review of the consolidated 2007 and 2006 reports on the profitability of the UBS Funds to UBS Global Asset Management (US) Inc. and its affiliates to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:
In each of the fiscal years ended December 31, 2008 and December 31, 2007, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $15,700 and $14,850, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended December 31, 2008 and December 31, 2007, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures:
The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004 – with revisions through May 2007)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

...

2.	Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

[1] The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2008 and December 31, 2007 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2008 and December 31, 2007 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2008 and December 31, 2007 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2008 and December 31, 2007 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2008 and December 31, 2007 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2008 and December 31, 2007 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended December 31, 2008, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended December 31, 2008 and December 31, 2007, the aggregate fees billed by E&Y of $2,017,889 and $1,622,489, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides (or provided during the relevant fiscal period) services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

		2008	2007
	Covered Services	$19,223	$18,550
	Non-Covered Services	1,998,666	1,603,9392

(h)	The registrant’s audit committee was not required to consider whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Series Trust

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	March 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	March 9, 2009

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	March 9, 2009